UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 15, 2017
Blue Nile, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50763	91-1963165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
411 FIRST AVENUE SOUTH, SUITE 700,
SEATTLE, WASHINGTON, 98104
(Address of principal executive offices, including zip code)
(206) 336-6700
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On January 13, 2017, an alleged stockholder of Blue Nile, Inc. (“Blue Nile”) filed a putative class action complaint (the “Complaint”) in the Delaware Court of Chancery (the “Delaware Court”) against Blue Nile and the members of its Board of Directors, captioned Hale v. Blue Nile Inc. et al., C.A. No. 2017-0025-SG (the “Action”). The Complaint asserted a claim for breach of fiduciary duty for failure to disclose material information in Blue Nile’s Definitive Proxy Statement on Schedule 14A (the “Definitive Proxy”) filed with the Securities and Exchange Commission (“SEC”), dated December 28, 2016, relating to the Agreement and Plan of Merger, dated November 6, 2016, pursuant to which Blue Nile would be acquired by legal entities formed by funds managed by Bain Capital Private Equity (the “Proposed Transaction”). The Action, among other things, sought additional disclosure of facts relating to the Proposed Transaction in connection with the stockholder vote thereupon and/or injunctive relief.
On January 24, 2017, Blue Nile filed a supplement to the Definitive Proxy with the SEC on Form 8-K that contained supplemental disclosures that mooted Plaintiff’s claims (the “Supplemental Disclosures”). The defendants to the Delaware Action continue to deny all allegations of wrongful or actionable conduct asserted in the action and further maintain that they diligently complied with their fiduciary duties, that the Definitive Proxy Statement was complete and accurate in all material respects and that no further disclosure was required under applicable law. In making the supplemental disclosures, the defendants to the Delaware Action do not in any way admit to the factual or legal allegations therein and further reserve all of their rights and defenses with respect thereto.

On February 2, 2017, following the Supplemental Disclosures, the Delaware Court dismissed the Action, retaining jurisdiction over the Action solely for the purpose of determining a potential application by Plaintiff’s counsel for an award of attorneys’ fees and reimbursement of expenses. After negotiations, the parties have reached an agreement pursuant to which Blue Nile will pay Plaintiff’s counsel $125,000 in attorneys’ fees and expenses in view of the Supplemental Disclosures. On February 10, 2017, the Delaware Court entered an Order Regarding Notice to Class Members, pursuant to which Blue Nile is providing notice. The Delaware Court has not ruled upon or approved the payment of the attorneys’ fees or expenses.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2017

BLUE NILE, INC.

By:	/s/ Lauren Neiswender
Lauren Neiswender
General Counsel and Corporate Secretary